EXHIBIT 99

                            PRICE AND YIELD TABLES


GSR0209 P/Y -- Class: A1A

Balance    $      283,346,000.00                 Delay                  0       Coupon   if current month le 49
Coupon                     2.845                 Dated            9/27/02                then 4.487 else LIBOR_1YR + 1.25
Settle                   9/27/02                 First Payment   10/25/02

        -------------------------------------------------------------------------------------------------------------------------
Price   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,    40 CPR,   45 CPR,   50 CPR,    55 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)
        -------------------------------------------------------------------------------------------------------------------------
99-12     3.149    3.217     3.309     3.407    3.511      3.622     3.741       3.87      4.01     4.164     4.527     5.011 Yield
99-12        48       80       112       132      150        167       183        200       217       234       268       316 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-16     3.091    3.146     3.219     3.297    3.381      3.469     3.564      3.667     3.779     3.902     4.192     4.578 Yield
99-16        42       73       103       121      137        152       166        179       194       208       234       273 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-20     3.034    3.075     3.129     3.188     3.25      3.317     3.388      3.465     3.549     3.641     3.858     4.146 Yield
99-20        37       66        94       110      124        136       148        159       171       182       201       230 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-24     2.976    3.004      3.04     3.079    3.121      3.165     3.212      3.263     3.319     3.381     3.525     3.717 Yield
99-24        31       59        85        99      111        121       130        139       148       156       167       187 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-28     2.919    2.933     2.951      2.97    2.991      3.013     3.037      3.062      3.09     3.121     3.193     3.288 Yield
99-28        25       52        76        88       98        106       113        119       125       130       134       144 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-00    2.862    2.862     2.862     2.862    2.862      2.862     2.862      2.862     2.862     2.862     2.862     2.862 Yield
100-00       19       45        67        78       85         91        95         99       102       104       101       101 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-04    2.805    2.791     2.773     2.754    2.733      2.711     2.687      2.662     2.634     2.604     2.532     2.437 Yield
100-04       14       38        58        67       72         76        78         79        79        78        68        59 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-08    2.748    2.721     2.685     2.646    2.604      2.561     2.513      2.463     2.407     2.347     2.204     2.014 Yield
100-08        8       31        49        56       59         61        60         59        57        53        35        16 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-12    2.691     2.65     2.596     2.538    2.476       2.41      2.34      2.264     2.181      2.09     1.876     1.592 Yield
100-12        2       23        41        45       47         46        43         39        34        27         3       -26 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-16    2.634     2.58     2.508     2.431    2.348      2.261     2.167      2.066     1.955     1.834      1.55     1.172 Yield
100-16       -3       16        32        34       34         31        26         19        11         1       -30       -68 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-20    2.578     2.51      2.42     2.323    2.221      2.111     1.994      1.868      1.73     1.579     1.224     0.754 Yield
100-20       -9        9        23        24       21         16         9          0       -11       -24       -63      -110 Spread
        ----------------------------------------------------------------------------------------------------------------------

WAL       2.318    1.859     1.469     1.198    1.001      0.853     0.736      0.641     0.562     0.495     0.386     0.299
Principal  Oct02-  Oct02-    Oct02-    Oct02-   Oct02-     Oct02-    Oct02-     Oct02-    Oct02-    Oct02-    Oct02-    Oct02-
Window     Oct06   Oct06     Mar06

  Jul05    Jan05      Sep04     Jun04      Mar04     Jan04     Nov03     Aug03     May03

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A1B

Balance    $  150,571,000.00           Delay                 24        Coupon   if curmonth le 49 then 4.487 else LIBOR_1YR + 1.25
Coupon                 4.487           Dated             9/1/02
Settle               9/27/02           First Payment   10/25/02

        ------------------------------------------------------------------------------------------------------------------------
Price    15 CPR,   20 CPR,   25 CPR,    30 CPR,    35 CPR,   40 CPR,    45 CPR,   50 CPR,  55 CPR,   60 CPR,  70 CPR,   80 CPR,
         Call (Y)  Call (Y)  Call (Y)   Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y) Call (Y)  Call (Y) Call (Y)  Call (Y)
        ------------------------------------------------------------------------------------------------------------------------
99-28     4.482     4.482     4.481      4.479      4.475      4.47      4.463     4.454    4.444     4.431    4.403   4.365 Yield
99-28       110       110       112        119        129       140        155       173      188       203      231     252 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-00    4.447     4.447     4.447      4.443      4.436     4.428      4.416       4.4    4.382     4.361    4.313   4.248 Yield
100-00      107       107       108        115        125       136        150       168      182       196      222     241 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-04    4.413     4.413     4.412      4.406      4.398     4.386      4.369     4.346    4.321     4.291    4.223   4.131 Yield
100-04      103       103       105        112        121       132        146       162      175       189      213     229 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-08    4.379     4.379     4.378       4.37      4.359     4.344      4.322     4.293     4.26     4.221    4.133   4.014 Yield
100-08      100       100       101        108        118       128        141       157      169       182      204     217 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-12    4.345     4.345     4.343      4.334       4.32     4.302      4.276     4.239    4.199     4.152    4.043   3.897 Yield
100-12       96        96        98        104        114       124        136       152      163       175      195     206 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-16    4.311     4.311     4.309      4.298      4.282     4.261      4.229     4.186    4.138     4.082    3.953   3.781 Yield
100-16       93        93        94        101        110       120        132       146      157       168      186     194 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-20    4.277     4.277     4.275      4.263      4.244     4.219      4.182     4.132    4.077     4.012    3.864   3.664 Yield
100-20       90        90        91         97        106       115        127       141      151       161      178     182 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-24    4.244     4.244     4.241      4.227      4.205     4.177      4.136     4.079    4.017     3.943    3.774   3.548 Yield
100-24       86        86        87         94        102       111        122       136      145       154      169     171 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-28     4.21      4.21     4.206      4.191      4.167     4.135      4.089     4.026    3.956     3.874    3.685   3.433 Yield
100-28       83        83        84         90         98       107        118       130      139       147      160     159 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-00    4.176     4.176     4.172      4.155      4.129     4.094      4.043     3.973    3.896     3.805    3.596   3.317 Yield
101-00       80        80        81         86         95       103        113       125      133       140      151     148 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-04    4.142     4.142     4.138       4.12       4.09     4.052      3.996      3.92    3.835     3.736    3.507   3.202 Yield
101-04       76        76        77         83         91        99        108       120      127       133      142     136 Spread
        ---------------------------------------------------------------------------------------------------------------------

WAL       4.078     4.078     4.032      3.833       3.56     3.259      2.893     2.507    2.186     1.898    1.458   1.112
Principal  Oct06-    Oct06-    Mar06-     Jul05-     Jan05-   Sep04-     Jun04-    Mar04-   Jan04-    Nov03-   Aug03-   May03-
Window     Oct06     Oct06     Oct06      Oct06      Oct06    Oct06      Jul06     Jan06    Aug05     Mar05    Aug04    Mar04

LIBOR_1YR    1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A2A

Balance    $  157,180,000.00            Delay                  0   Coupon    if curmonth le 55 then 4.755 else LIBOR_1YR + 1.25
Coupon                 2.488            Dated            9/27/02
Settle               9/27/02            First Payment   10/25/02

        --------------------------------------------------------------------------------------------------------------------------
Price   15 CPR,   20 CPR,    25 CPR,  30 CPR,   35 CPR,   40 CPR,   45 CPR,    50 CPR,    55 CPR,    60 CPR,   70 CPR,   80 CPR,
        Call (Y)  Call (Y)   Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)   Call (Y)   Call (Y)   Call (Y)  Call (Y)  Call (Y)
        --------------------------------------------------------------------------------------------------------------------------
99-12     3.474     3.784     4.104    4.427     4.766      5.11     5.456     5.841      6.204      6.651      7.48    8.411 Yield
99-12       159       197       225      258       292       326       361       399        436        481       565      658 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-16     3.278     3.526     3.782    4.039      4.31     4.584      4.86     5.166      5.456      5.812     6.471    7.212 Yield
99-16       140       171       193      219       246       273       301       332        361        397       464      539 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-20     3.083     3.269      3.46    3.652     3.855      4.06     4.266     4.495      4.711      4.977     5.469    6.022 Yield
99-20       120       145       161      180       201       221       242       265        287        314       364      420 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-24     2.889     3.012     3.139    3.267     3.402     3.538     3.675     3.827      3.971      4.147     4.474     4.84 Yield
99-24       101       119       129      142       155       169       183       198        213        231       264      301 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-28     2.695     2.756      2.82    2.883     2.951     3.018     3.087     3.163      3.234      3.322     3.484    3.666 Yield
99-28        81        94        97      103       110       117       124       132        139        148       165      184 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-00    2.501     2.501     2.501    2.501     2.501     2.501     2.501     2.501      2.501      2.501     2.501    2.501 Yield
100-00       62        68        65       65        65        65        65        65         66         66        67       67 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-04    2.308     2.247     2.183     2.12     2.053     1.986     1.918     1.843      1.772      1.685     1.524    1.344 Yield
100-04       43        43        33       27        20        14         7         0         -7        -15       -31      -48 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-08    2.115     1.993     1.867     1.74     1.607     1.472     1.337     1.187      1.046      0.873     0.553    0.196 Yield
100-08       24        17         2      -11       -24       -38       -51       -66        -80        -96      -128     -163 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-12    1.923      1.74     1.551    1.362     1.162     0.961     0.759     0.535      0.324      0.065    -0.412   -0.945 Yield
100-12        4        -8       -30      -49       -69       -89      -109      -131       -152       -177      -224     -277 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-16    1.732     1.488     1.237    0.984     0.719     0.452     0.184    -0.114     -0.394     -0.738     -1.37   -2.077 Yield
100-16      -15       -33       -61      -87      -113      -140      -167      -196       -224       -258      -320     -390 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-20    1.541     1.236     0.923    0.608     0.278    -0.055    -0.389     -0.76     -1.108     -1.536    -2.323   -3.201 Yield
100-20      -34       -58       -93     -124      -157      -190      -224      -261       -295       -337      -415     -503 Spread
        ----------------------------------------------------------------------------------------------------------------------

WAL       0.661       0.5       0.4    0.333     0.283     0.246     0.217     0.192      0.173      0.155     0.129    0.109
Principal  Oct02-    Oct02-    Oct02-   Oct02-    Oct02-    Oct02-    Oct02-    Oct02-     Oct02-     Oct02-    Oct02-   Oct02-
Window     Jan04     Sep03     Jul03    May03     Apr03     Mar03     Feb03     Jan03      Jan03      Dec02     Dec02    Nov02

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A2B

Balance    $      228,344,000.00             Delay                0   Coupon   if curmonth le 55 then 4.755 else LIBOR_1YR + 1.25
Coupon                     3.282             Dated          9/27/02
Settle                   9/27/02             First Payment 10/25/02

       -----------------------------------------------------------------------------------------------------------------------
Price    15 CPR,    20 CPR,    25 CPR,   30 CPR,    35 CPR,   40 CPR,   45 CPR,  50 CPR,   55 CPR,   60 CPR,  70 CPR,   80 CPR,
         Call (Y)   Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)
       -----------------------------------------------------------------------------------------------------------------------
99-12      3.567     3.652      3.741     3.836      3.937     4.045     4.161    4.285     4.423      4.57    4.927   5.415 Yield
99-12         78       121        154       174        192       208       224      241       258       275      308     357 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16      3.514     3.582      3.653     3.729       3.81     3.896     3.989    4.088     4.198     4.316      4.6    4.99 Yield
99-16         73       114        145       163        179       193       207      221       235       249      275     314 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20      3.462     3.512      3.566     3.623      3.683     3.748     3.817    3.891     3.974     4.062    4.275   4.567 Yield
99-20         68       107        136       153        166       179       190      201       213       224      242     272 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24      3.409     3.443      3.479     3.517      3.557       3.6     3.646    3.695      3.75     3.809    3.951   4.145 Yield
99-24         62       100        128       142        154       164       173      182       190       199      210     229 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28      3.357     3.374      3.392      3.41       3.43     3.452     3.475      3.5     3.527     3.556    3.627   3.724 Yield
99-28         57        93        119       131        141       149       156      162       168       173      178     187 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00     3.305     3.305      3.305     3.305      3.305     3.305     3.305    3.305     3.305     3.305    3.305   3.305 Yield
100-00        52        87        110       121        128       134       139      143       146       148      145     145 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04     3.252     3.235      3.218     3.199      3.179     3.157     3.134     3.11     3.083     3.053    2.983   2.887 Yield
100-04        47        80        101       110        116       119       122      123       124       123      113     104 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08       3.2     3.167      3.131     3.093      3.053     3.011     2.965    2.916     2.861     2.803    2.662    2.47 Yield
100-08        41        73         93       100        103       105       105      104       101        98       81      62 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12     3.148     3.098      3.045     2.988      2.928     2.864     2.795    2.722      2.64     2.553    2.343   2.055 Yield
100-12        36        66         84        89         91        90        88       84        79        73       49      21 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16     3.096     3.029      2.958     2.883      2.803     2.718     2.626    2.529      2.42     2.304    2.024   1.642 Yield
100-16        31        59         76        79         78        76        71       65        57        48       17     -21 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20     3.045     2.961      2.872     2.778      2.679     2.572     2.458    2.336       2.2     2.055    1.706   1.229 Yield
100-20        26        52         67        68         66        61        54       46        35        23      -15     -62 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL        2.542     1.899        1.5     1.226      1.027     0.875     0.755    0.659     0.577     0.509    0.397   0.305
Principal  Jan04-    Sep03-     Jul03-    May03-     Apr03-    Mar03-    Feb03-   Jan03-    Jan03-    Dec02-   Dec02-  Nov02-
Window     Aug06     Aug05      Jan05     Aug04      Apr04     Jan04     Nov03    Sep03     Aug03     Jun03    Apr03   Mar03

LIBOR_1YR    1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A2C

Balance    $     38,165,000.00          Delay                24     Coupon   if curmonth le 55 then 4.755 else LIBOR_1YR + 1.25
Coupon                   3.901          Dated            9/1/02
Settle                 9/27/02          First Payment  10/25/02

        -------------------------------------------------------------------------------------------------------------------------
Price    15 CPR,    20 CPR,    25 CPR,   30 CPR,    35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,  60 CPR,  70 CPR,   80 CPR,
         Call (Y)   Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y)
        -------------------------------------------------------------------------------------------------------------------------
99-12     4.028      4.058      4.09     4.123      4.159     4.198      4.239     4.284     4.333    4.388    4.521    4.694 Yield
99-12        60        103       137       163        190       212        230       246       257      263      276      293 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-16     3.996      4.015     4.036     4.058      4.082     4.107      4.134     4.164     4.196    4.232    4.319    4.433 Yield
99-16        57         99       132       156        182       203        220       234       243      247      256      267 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-20     3.963      3.972     3.982     3.993      4.004     4.016      4.029     4.043     4.059    4.076    4.118    4.172 Yield
99-20        53         94       127       150        174       194        209       222       230      231      236      241 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-24      3.93      3.929     3.929     3.928      3.927     3.926      3.924     3.923     3.922     3.92    3.917    3.912 Yield
99-24        50         90       121       143        166       185        199       210       216      216      216      215 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-28     3.898      3.887     3.875     3.863      3.849     3.835       3.82     3.803     3.785    3.765    3.716    3.652 Yield
99-28        47         86       116       137        159       176        188       198       202      200      195      189 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-00    3.865      3.844     3.822     3.798      3.772     3.745      3.715     3.683     3.649     3.61    3.516    3.394 Yield
100-00       44         82       110       130        151       167        178       186       189      185      175      163 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-04    3.833      3.801     3.768     3.733      3.695     3.654      3.611     3.564     3.513    3.455    3.316    3.135 Yield
100-04       40         77       105       124        143       158        167       174       175      169      155      137 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-08      3.8      3.759     3.715     3.668      3.618     3.564      3.507     3.445     3.377      3.3    3.117    2.878 Yield
100-08       37         73       100       117        136       149        157       162       162      154      136      112 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-12    3.768      3.716     3.662     3.604      3.541     3.474      3.403     3.326     3.241    3.146    2.918    2.621 Yield
100-12       34         69        94       111        128       140        147       151       148      139      116       86 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-16    3.735      3.674     3.609     3.539      3.465     3.385      3.299     3.207     3.106    2.992     2.72    2.365 Yield
100-16       31         65        89       105        120       131        136       139       134      123       96       60 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-20    3.703      3.632     3.556     3.475      3.388     3.295      3.196     3.088     2.971    2.839    2.522    2.109 Yield
100-20       27         60        84        98        113       122        126       127       121      108       76       35 Spread
        ----------------------------------------------------------------------------------------------------------------------

WAL       4.232      3.164     2.493     2.034        1.7     1.444      1.245     1.082     0.947    0.831    0.642    0.494
Principal  Aug06-    Aug05-    Jan05-    Aug04-     Apr04-    Jan04-     Nov03-    Sep03-    Aug03-   Jun03-   Apr03-  Mar03-
Window     Mar07     Feb06     May05     Nov04      Jul04     Apr04      Jan04     Nov03     Sep03    Aug03    May03   Mar03

LIBOR_1YR 1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A2D

Balance    $  333,705,000.00            Delay               24    Coupon   if curmonth le 55 then 4.755 else LIBOR_1YR + 1.25
Coupon                 4.755            Dated           9/1/02
Settle               9/27/02            First Payment 10/25/02

Price    15 CPR,    20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
        -----------------------------------------------------------------------------------------------------------------------
100-12     4.631     4.626     4.614     4.597     4.576     4.549     4.512      4.47     4.424     4.371     4.247    4.081 Yield
100-12       109       114       122       134       146       158       175       187       198       211       226      232 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-16       4.6     4.594      4.58      4.56     4.535     4.504     4.459      4.41     4.356     4.293     4.147    3.951 Yield
100-16       106       111       119       130       142       154       170       181       191       203       216      219 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-20      4.57     4.562     4.546     4.523     4.495     4.458     4.407     4.351     4.289     4.216     4.048    3.822 Yield
100-20       103       107       115       126       138       149       164       175       184       195       206      206 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-24     4.539     4.531     4.512     4.486     4.454     4.413     4.355     4.291     4.221     4.138     3.948    3.693 Yield
100-24       100       104       112       123       134       145       159       169       177       187       196      193 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-28     4.508     4.499     4.478     4.449     4.414     4.368     4.303     4.232     4.153     4.061     3.849    3.564 Yield
100-28        97       101       109       119       130       140       154       164       171       180       187      180 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-00     4.478     4.468     4.444     4.413     4.374     4.323     4.251     4.173     4.086     3.984      3.75    3.436 Yield
101-00        94        98       105       115       126       136       149       158       164       172       177      167 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-04     4.447     4.436     4.411     4.376     4.333     4.277       4.2     4.113     4.019     3.907     3.651    3.308 Yield
101-04        91        95       102       112       122       131       144       152       157       164       167      155 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-08     4.417     4.405     4.377     4.339     4.293     4.232     4.148     4.054     3.951     3.831     3.553     3.18 Yield
101-08        88        92        98       108       118       127       138       146       150       157       157      142 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-12     4.386     4.373     4.344     4.303     4.253     4.188     4.096     3.995     3.884     3.754     3.454    3.052 Yield
101-12        85        88        95       104       114       122       133       140       144       149       147      129 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-16     4.356     4.342      4.31     4.266     4.213     4.143     4.045     3.937     3.817     3.678     3.356    2.925 Yield
101-16        82        85        92       101       110       118       128       134       137       141       137      116 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-20     4.325     4.311     4.277      4.23     4.173     4.098     3.993     3.878     3.751     3.601     3.258    2.798 Yield
101-20        79        82        88        97       106       113       123       128       130       134       127      104 Spread
        ----------------------------------------------------------------------------------------------------------------------

WAL        4.578     4.425     4.116     3.756     3.391     3.007      2.59     2.246     1.959     1.704     1.311    1.001
Principal  Mar07-    Feb06-    May05-    Nov04-    Jul04-    Apr04-    Jan04-    Nov03-    Sep03-    Aug03-    May03-   Mar03-
Window     Apr07     Apr07     Apr07     Apr07     Apr07     Feb07     Jul06     Jan06     Aug05     Mar05     Aug04    Mar04

LIBOR_1YR 1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: B1

Balance    $  15,273,000.00            Delay                24      Coupon   5.9779
Coupon               4.9735            Dated            9/1/02
Settle              9/27/02            First Payment  10/25/02

         ----------------------------------------------------------------------------------------------------------------------
Price     15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
          Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
         ----------------------------------------------------------------------------------------------------------------------
99-12       4.377    4.614     4.787     4.926     5.047     5.119     5.138     5.152     5.167     5.185     5.234    5.284 Yield
99-12          67      128       166       202       233       256       272       285       296       307       330      346 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16       4.358     4.59     4.759     4.893      5.01     5.077     5.091     5.099     5.107     5.118     5.145    5.174 Yield
99-16          65      125       163       198       229       252       267       279       290       300       321      335 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20       4.339    4.565      4.73      4.86     4.973     5.035     5.044     5.046     5.048      5.05     5.057    5.064 Yield
99-20          63      123       160       195       225       248       262       274       284       293       312      324 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24       4.319    4.541     4.702     4.828     4.936     4.993     4.997     4.993     4.988     4.983     4.969    4.955 Yield
99-24          61      120       157       192       222       243       257       269       278       287       303      313 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28         4.3    4.517     4.673     4.795     4.899     4.952      4.95      4.94     4.929     4.915     4.881    4.845 Yield
99-28          60      118       155       189       218       239       253       263       272       280       294      302 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00      4.281    4.493     4.645     4.763     4.863      4.91     4.903     4.887      4.87     4.848     4.793    4.736 Yield
100-00         58      116       152       185       214       235       248       258       266       273       286      291 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04      4.262    4.469     4.616      4.73     4.826     4.868     4.856     4.834     4.811     4.781     4.706    4.627 Yield
100-04         56      113       149       182       211       231       243       253       260       266       277      280 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08      4.243    4.445     4.588     4.698     4.789     4.827     4.809     4.781     4.752     4.714     4.618    4.518 Yield
100-08         54      111       146       179       207       227       239       247       254       260       268      269 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12      4.224    4.421      4.56     4.666     4.753     4.786     4.762     4.728     4.693     4.647     4.531     4.41 Yield
100-12         52      108       143       176       203       223       234       242       248       253       259      258 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16      4.205    4.397     4.531     4.633     4.716     4.744     4.716     4.676     4.634     4.581     4.444    4.301 Yield
100-16         50      106       140       172       200       219       229       237       242       246       251      248 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20      4.186    4.373     4.503     4.601      4.68     4.703     4.669     4.623     4.575     4.514     4.357    4.193 Yield
100-20         48      104       138       169       196       214       225       232       236       240       242      237 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL         8.203    6.261     5.151     4.423     3.842     3.352     2.934     2.579     2.289         2     1.513    1.204
Principal   Oct02-   Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-   Oct02-
Window      Feb15    Mar12     Apr10     Dec08     Dec07     Feb07     Jul06     Jan06     Aug05     Mar05     Aug04    Mar04

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: B2

Balance    $   5,498,000.00             Delay                24          Coupon   5.9779
Coupon               5.2214             Dated            9/1/02
Settle              9/27/02             First Payment  10/25/02

         ----------------------------------------------------------------------------------------------------------------------
Price     15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
          Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
         ----------------------------------------------------------------------------------------------------------------------
99-12       4.633    4.868     5.039     5.176     5.296     5.367     5.386     5.399     5.413      5.43     5.476    5.523 Yield
99-12          93      153       191       227       258       281       296       309       320       331       354      370 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16       4.614    4.843      5.01     5.143     5.259     5.325     5.338     5.345     5.353     5.362     5.387    5.413 Yield
99-16          91      151       188       223       254       277       292       304       314       325       345      359 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20       4.594    4.819     4.982      5.11     5.222     5.283     5.291     5.292     5.293     5.295     5.299    5.303 Yield
99-20          89      148       185       220       250       272       287       299       308       318       336      348 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24       4.575    4.794     4.953     5.078     5.185     5.241     5.244     5.239     5.233     5.227      5.21    5.193 Yield
99-24          87      146       183       217       247       268       282       293       302       311       327      337 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28       4.555     4.77     4.924     5.045     5.148     5.199     5.196     5.185     5.174     5.159     5.122    5.083 Yield
99-28          85      143       180       214       243       264       277       288       296       304       318      326 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00      4.536    4.746     4.896     5.012     5.111     5.157     5.149     5.132     5.114     5.092     5.034    4.974 Yield
100-00         83      141       177       210       239       260       273       283       290       298       310      315 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04      4.517    4.722     4.867      4.98     5.074     5.115     5.102     5.079     5.055     5.025     4.946    4.865 Yield
100-04         81      138       174       207       235       256       268       277       284       291       301      304 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08      4.497    4.697     4.838     4.947     5.037     5.074     5.055     5.026     4.996     4.957     4.859    4.756 Yield
100-08         79      136       171       204       232       251       263       272       278       284       292      293 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12      4.478    4.673      4.81     4.914         5     5.032     5.008     4.973     4.937      4.89     4.771    4.647 Yield
100-12         77      134       168       200       228       247       259       267       273       277       283      282 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16      4.459    4.649     4.781     4.882     4.963     4.991     4.961      4.92     4.878     4.823     4.684    4.538 Yield
100-16         75      131       165       197       224       243       254       261       267       271       275      271 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20       4.44    4.625     4.753      4.85     4.927     4.949     4.914     4.868     4.819     4.757     4.597     4.43 Yield
100-20         73      129       163       194       221       239       249       256       261       264       266      260 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL         8.203    6.261     5.151     4.423     3.842     3.352     2.934     2.579     2.289         2     1.513    1.204
Principal  Oct02-   Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-
Window     Feb15    Mar12     Apr10     Dec08     Dec07     Feb07     Jul06     Jan06     Aug05     Mar05     Aug04     Mar04

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: B3

Balance    $  4,277,000.00           Delay               24          Coupon   5.9779
Coupon              5.6172           Dated           9/1/02
Settle              9/27/02          First Payment 10/25/02

         -------------------------------------------------------------------------------------------------------------------------
Price    15 CPR,    20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
         ------------------------------------------------------------------------------------------------------------------------
98-12      5.203     5.473     5.677     5.844     5.997     6.105    6.167     6.228      6.291     6.372     6.581    6.799 Yield
98-12        150       214       255       293       328       355      375       392        408       426       464      497 Spread
         ---------------------------------------------------------------------------------------------------------------------
98-16      5.183     5.448     5.648     5.811     5.959     6.062    6.119     6.173       6.23     6.303      6.49    6.687 Yield
98-16        148       211       252       290       324       350      370       387        402       419       455      486 Spread
         ---------------------------------------------------------------------------------------------------------------------
98-20      5.163     5.423     5.618     5.777     5.921      6.02     6.07     6.119      6.169     6.234       6.4    6.575 Yield
98-20        146       209       249       287       320       346      365       381        396       412       446      475 Spread
         ---------------------------------------------------------------------------------------------------------------------
98-24      5.142     5.398     5.589     5.743     5.883     5.977    6.022     6.064      6.108     6.165      6.31    6.463 Yield
98-24        144       206       246       283       316       342      360       376        390       405       437      464 Spread
         ---------------------------------------------------------------------------------------------------------------------
98-28      5.122     5.373     5.559      5.71     5.846     5.934    5.974      6.01      6.047     6.096      6.22    6.351 Yield
98-28        142       204       243       280       313       337      355       370        384       398       428      453 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-00      5.102     5.348      5.53     5.677     5.808     5.891    5.926     5.956      5.987     6.027     6.131    6.239 Yield
99-00        140       201       240       277       309       333      350       365        378       391       419      441 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-04      5.082     5.323     5.501     5.643      5.77     5.849    5.877     5.901      5.926     5.958     6.041    6.128 Yield
99-04        138       199       237       273       305       329      346       360        372       384       410      430 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-08      5.062     5.298     5.471      5.61     5.732     5.806    5.829     5.847      5.866      5.89     5.952    6.017 Yield
99-08        136       196       234       270       301       325      341       354        365       377       401      419 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-12      5.043     5.273     5.442     5.576     5.695     5.763    5.781     5.793      5.806     5.821     5.863    5.906 Yield
99-12        134       194       232       267       298       320      336       349        359       370       392      408 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16      5.023     5.249     5.413     5.543     5.657     5.721    5.734     5.739      5.745     5.753     5.774    5.795 Yield
99-16        132       191       229       263       294       316      331       343        353       364       384      397 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20      5.003     5.224     5.384      5.51      5.62     5.679    5.686     5.685      5.685     5.685     5.685    5.685 Yield
99-20        130       189       226       260       290       312      326       338        347       357       375      386 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL        8.203     6.261     5.151     4.423     3.842     3.352    2.934     2.579      2.289         2     1.513    1.204
Principal  Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-   Oct02-    Oct02-     Oct02-    Oct02-    Oct02-   Oct02-
Window     Feb15     Mar12     Apr10     Dec08     Dec07     Feb07    Jul06     Jan06      Aug05     Mar05     Aug04    Mar04

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 - Price/Yield - A1A

Balance   $ 283,346,000               Delay                 0    Coupon   if curmonth le 49 then 2.845 else LIBOR_1YR + 1.25
Coupon            2.845               Dated           9/27/02
Settle          9/27/02               First Payment  10/25/02

          -----------------------------------------------------------------------------------------------------------------------
Price     15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
          Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
          ----------------------------------------------------------------------------------------------------------------------
99-12      3.168     3.218     3.309     3.407     3.511     3.622     3.741      3.87      4.01     4.164     4.527    5.011 Yield
99-12         40        80       112       132       150       167       183       200       217       234       268      316 Spread
          --------------------------------------------------------------------------------------------------------------------
99-16      3.114     3.147     3.219     3.297     3.381     3.469     3.564     3.667     3.779     3.902     4.192    4.578 Yield
99-16         35        73       103       121       137       152       166       179       194       208       234      273 Spread
          --------------------------------------------------------------------------------------------------------------------
99-20      3.061     3.077     3.129     3.188      3.25     3.317     3.388     3.465     3.549     3.641     3.858    4.146 Yield
99-20         29        65        94       110       124       136       148       159       171       182       201      230 Spread
          --------------------------------------------------------------------------------------------------------------------
99-24      3.007     3.006      3.04     3.079     3.121     3.165     3.212     3.263     3.319     3.381     3.525    3.717 Yield
99-24         24        58        85        99       111       121       130       139       148       156       167      187 Spread
          --------------------------------------------------------------------------------------------------------------------
99-28      2.954     2.935     2.951      2.97     2.991     3.013     3.037     3.062      3.09     3.121     3.193    3.288 Yield
99-28         19        51        76        88        98       106       113       119       125       130       134      144 Spread
          --------------------------------------------------------------------------------------------------------------------
100-00     2.901     2.865     2.862     2.862     2.862     2.862     2.862     2.862     2.862     2.862     2.862    2.862 Yield
100-00        13        44        67        78        85        91        95        99       102       104       101      101 Spread
          --------------------------------------------------------------------------------------------------------------------
100-04     2.848     2.795     2.773     2.754     2.733     2.711     2.687     2.662     2.634     2.604     2.532    2.437 Yield
100-04         8        37        58        67        72        76        78        79        79        78        68       59 Spread
          --------------------------------------------------------------------------------------------------------------------
100-08     2.795     2.724     2.685     2.646     2.604     2.561     2.513     2.463     2.407     2.347     2.204    2.014 Yield
100-08         3        30        49        56        59        61        60        59        57        53        35       16 Spread
          --------------------------------------------------------------------------------------------------------------------
100-12     2.742     2.654     2.596     2.538     2.476      2.41      2.34     2.264     2.181      2.09     1.876    1.592 Yield
100-12        -3        23        41        45        47        46        43        39        34        27         3      -26 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16      2.69     2.585     2.508     2.431     2.348     2.261     2.167     2.066     1.955     1.834      1.55    1.172 Yield
100-16        -8        16        32        34        34        31        26        19        11         1       -30      -68 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20     2.637     2.515      2.42     2.323     2.221     2.111     1.994     1.868      1.73     1.579     1.224    0.754 Yield
100-20       -13         9        23        24        21        16         9         0       -11       -24       -63     -110 Spread
          ---------------------------------------------------------------------------------------------------------------------

WAL        2.508      1.87     1.469     1.198     1.001     0.853     0.736     0.641     0.562     0.495     0.386    0.299
Principal  Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-       Oct02-
Window     Aug08     Mar07     Mar06     Jul05     Jan05     Sep04     Jun04     Mar04     Jan04     Nov03     Aug03        May03

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A1B

Balance    $    150,571,000.00          Delay                24       Coupon   if curmonth le 49 then 2.845 else LIBOR_1YR + 1.25
Coupon                   4.487          Dated            9/1/02
Settle                 9/27/02          First Payment  10/25/02

          -----------------------------------------------------------------------------------------------------------------------
Price     15 CPR,    20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,  70 CPR,    80 CPR,
          Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)   Call (Y)
          -----------------------------------------------------------------------------------------------------------------------
99-28       3.923     4.053     4.186     4.292     4.375     4.442     4.463     4.454     4.444     4.431    4.403    4.365 Yield
99-28         -64       -17        29        69       103       134       155       173       188       203      231      252 Spread
          --------------------------------------------------------------------------------------------------------------------
100-00      3.907     4.033     4.161     4.262      4.34     4.401     4.416       4.4     4.382     4.361    4.313    4.248 Yield
100-00        -66       -19        27        67        99       130       150       168       182       196      222      241 Spread
          --------------------------------------------------------------------------------------------------------------------
100-04      3.891     4.013     4.136     4.232     4.305      4.36     4.369     4.346     4.321     4.291    4.223    4.131 Yield
100-04        -68       -21        24        64        96       125       146       162       175       189      213      229 Spread
          --------------------------------------------------------------------------------------------------------------------
100-08      3.875     3.992     4.111     4.203      4.27     4.319     4.322     4.293      4.26     4.221    4.133    4.014 Yield
100-08        -69       -23        22        61        92       121       141       157       169       182      204      217 Spread
          --------------------------------------------------------------------------------------------------------------------
100-12      3.859     3.972     4.086     4.173     4.235     4.278     4.276     4.239     4.199     4.152    4.043    3.897 Yield
100-12        -71       -25        19        58        89       117       136       152       163       175      195      206 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16      3.843     3.952     4.062     4.143       4.2     4.238     4.229     4.186     4.138     4.082    3.953    3.781 Yield
100-16        -72       -27        17        55        85       113       132       146       157       168      186      194 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20      3.827     3.932     4.037     4.114     4.165     4.197     4.182     4.132     4.077     4.012    3.864    3.664 Yield
100-20        -74       -29        14        52        82       109       127       141       151       161      178      182 Spread
          --------------------------------------------------------------------------------------------------------------------
100-24      3.811     3.911     4.012     4.084      4.13     4.156     4.136     4.079     4.017     3.943    3.774    3.548 Yield
100-24        -76       -31        12        49        78       105       122       136       145       154      169      171 Spread
          --------------------------------------------------------------------------------------------------------------------
100-28      3.795     3.891     3.988     4.055     4.096     4.116     4.089     4.026     3.956     3.874    3.685    3.433 Yield
100-28        -77       -33         9        46        75       101       118       130       139       147      160      159 Spread
          --------------------------------------------------------------------------------------------------------------------
101-00      3.779     3.871     3.963     4.026     4.061     4.075     4.043     3.973     3.896     3.805    3.596    3.317 Yield
101-00        -79       -35         7        43        71        97       113       125       133       140      151      148 Spread
          --------------------------------------------------------------------------------------------------------------------
101-04      3.763     3.851     3.938     3.996     4.027     4.035     3.996      3.92     3.835     3.736    3.507    3.202 Yield
101-04        -80       -37         4        40        68        93       108       120       127       133      142      136 Spread
          --------------------------------------------------------------------------------------------------------------------

WAL         9.652     7.351     5.837     4.772     3.983     3.361     2.893     2.507     2.186     1.898    1.458    1.112
Principal  Aug08-    Mar07-    Mar06-    Jul05-    Jan05-    Sep04-    Jun04-    Mar04-    Jan04-    Nov03-   Aug03-    May03-
Window     Feb15     Mar12     Apr10     Dec08     Dec07     Feb07     Jul06     Jan06     Aug05     Mar05    Aug04     Mar04

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A2A

Balance    $      157,180,000.00         Delay                 0      Coupon   if curmonth le 55 then 2.488 else LIBOR_1YR + 1.25
Coupon                     2.488         Dated           9/27/02
Settle                   9/27/02         First Payment  10/25/02

         ---------------------------------------------------------------------------------------------------------------------
Price     15 CPR,   20 CPR,   25 CPR,    30 CPR,   35 CPR,   40 CPR,    45 CPR,    50 CPR,   55 CPR,  60 CPR,  70 CPR,   80 CPR,
          Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)   Call (Y)   Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y)
         ----------------------------------------------------------------------------------------------------------------------
99-12      3.474     3.784     4.104      4.427     4.766      5.11      5.456      5.841     6.204    6.651     7.48   8.411 Yield
99-12        159       197       225        258       292       326        361        399       436      481      565     658 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16      3.278     3.526     3.782      4.039      4.31     4.584       4.86      5.166     5.456    5.812    6.471   7.212 Yield
99-16        140       171       193        219       246       273        301        332       361      397      464     539 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20      3.083     3.269      3.46      3.652     3.855      4.06      4.266      4.495     4.711    4.977    5.469   6.022 Yield
99-20        120       145       161        180       201       221        242        265       287      314      364     420 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24      2.889     3.012     3.139      3.267     3.402     3.538      3.675      3.827     3.971    4.147    4.474    4.84 Yield
99-24        101       119       129        142       155       169        183        198       213      231      264     301 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28      2.695     2.756      2.82      2.883     2.951     3.018      3.087      3.163     3.234    3.322    3.484   3.666 Yield
99-28         81        94        97        103       110       117        124        132       139      148      165     184 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00     2.501     2.501     2.501      2.501     2.501     2.501      2.501      2.501     2.501    2.501    2.501   2.501 Yield
100-00        62        68        65         65        65        65         65         65        66       66       67      67 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04     2.308     2.247     2.183       2.12     2.053     1.986      1.918      1.843     1.772    1.685    1.524   1.344 Yield
100-04        43        43        33         27        20        14          7          0        -7      -15      -31     -48 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08     2.115     1.993     1.867       1.74     1.607     1.472      1.337      1.187     1.046    0.873    0.553   0.196 Yield
100-08        24        17         2        -11       -24       -38        -51        -66       -80      -96     -128    -163 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12     1.923      1.74     1.551      1.362     1.162     0.961      0.759      0.535     0.324    0.065   -0.412  -0.945 Yield
100-12         4        -8       -30        -49       -69       -89       -109       -131      -152     -177     -224    -277 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16     1.732     1.488     1.237      0.984     0.719     0.452      0.184     -0.114    -0.394   -0.738    -1.37  -2.077 Yield
100-16       -15       -33       -61        -87      -113      -140       -167       -196      -224     -258     -320    -390 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20     1.541     1.236     0.923      0.608     0.278    -0.055     -0.389      -0.76    -1.108   -1.536   -2.323  -3.201 Yield
100-20       -34       -58       -93       -124      -157      -190       -224       -261      -295     -337     -415    -503 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL        0.661       0.5       0.4      0.333     0.283     0.246      0.217      0.192     0.173    0.155    0.129   0.109
Principal  Oct02-    Oct02-    Oct02-     Oct02-    Oct02-    Oct02-     Oct02-     Oct02-    Oct02-   Oct02-   Oct02-  Oct02-
Window     Jan04     Sep03     Jul03      May03     Apr03     Mar03      Feb03      Jan03     Jan03    Dec02    Dec02   Nov02

LIBOR_1YR    1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A2B

Balance    $   228,344,000.00            Delay                 0    Coupon   if curmonth le 55 then 2.488 else LIBOR_1YR + 1.25
Coupon                  3.282            Dated           9/27/02
Settle                9/27/02            First Payment  10/25/02

         ----------------------------------------------------------------------------------------------------------------------
Price     15 CPR,    20 CPR,   25 CPR,   30 CPR,    35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,  60 CPR,  70 CPR,   80 CPR,
          Call (Y)   Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y)
         ----------------------------------------------------------------------------------------------------------------------
99-12       3.567     3.652     3.741     3.836      3.937     4.045     4.161     4.285     4.423     4.57    4.927    5.415 Yield
99-12          78       121       154       174        192       208       224       241       258      275      308      357 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16       3.514     3.582     3.653     3.729       3.81     3.896     3.989     4.088     4.198    4.316      4.6     4.99 Yield
99-16          73       114       145       163        179       193       207       221       235      249      275      314 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20       3.462     3.512     3.566     3.623      3.683     3.748     3.817     3.891     3.974    4.062    4.275    4.567 Yield
99-20          68       107       136       153        166       179       190       201       213      224      242      272 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24       3.409     3.443     3.479     3.517      3.557       3.6     3.646     3.695      3.75    3.809    3.951    4.145 Yield
99-24          62       100       128       142        154       164       173       182       190      199      210      229 Spread
         ------------------------------------------------------------------------------------------------------------
99-28       3.357     3.374     3.392      3.41       3.43     3.452     3.475       3.5     3.527    3.556    3.627    3.724 Yield
99-28          57        93       119       131        141       149       156       162       168      173      178      187 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00      3.305     3.305     3.305     3.305      3.305     3.305     3.305     3.305     3.305    3.305    3.305    3.305 Yield
100-00         52        87       110       121        128       134       139       143       146      148      145      145 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04      3.252     3.235     3.218     3.199      3.179     3.157     3.134      3.11     3.083    3.053    2.983    2.887 Yield
100-04         47        80       101       110        116       119       122       123       124      123      113      104 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08        3.2     3.167     3.131     3.093      3.053     3.011     2.965     2.916     2.861    2.803    2.662     2.47 Yield
100-08         41        73        93       100        103       105       105       104       101       98       81       62 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12      3.148     3.098     3.045     2.988      2.928     2.864     2.795     2.722      2.64    2.553    2.343    2.055 Yield
100-12         36        66        84        89         91        90        88        84        79       73       49       21 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16      3.096     3.029     2.958     2.883      2.803     2.718     2.626     2.529      2.42    2.304    2.024    1.642 Yield
100-16         31        59        76        79         78        76        71        65        57       48       17      -21 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20      3.045     2.961     2.872     2.778      2.679     2.572     2.458     2.336       2.2    2.055    1.706    1.229 Yield
100-20         26        52        67        68         66        61        54        46        35       23      -15      -62 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL         2.542     1.899       1.5     1.226      1.027     0.875     0.755     0.659     0.577    0.509    0.397    0.305
Principal   Jan04-    Sep03-    Jul03-    May03-     Apr03-    Mar03-    Feb03-    Jan03-    Jan03-   Dec02-   Dec02-    Nov02-
Window      Aug06     Aug05     Jan05     Aug04      Apr04     Jan04     Nov03     Sep03     Aug03    Jun03    Apr03     Mar03

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A2C

Balance    $  38,165,000.00          Delay                24      Coupon   if curmonth le 55 then 2.488 else LIBOR_1YR + 1.25
Coupon                3.901          Dated            9/1/02
Settle              9/27/02          First Payment  10/25/02

         ----------------------------------------------------------------------------------------------------------------------
Price     15 CPR,    20 CPR,   25 CPR,    30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,  55 CPR,   60 CPR,  70 CPR,   80 CPR,
          Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y) Call (Y)  Call (Y)
         ----------------------------------------------------------------------------------------------------------------------
99-12      4.028      4.058      4.09      4.123     4.159     4.198     4.239     4.284    4.333     4.388    4.521    4.694 Yield
99-12         60        103       137        163       190       212       230       246      257       263      276      293 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16      3.996      4.015     4.036      4.058     4.082     4.107     4.134     4.164    4.196     4.232    4.319    4.433 Yield
99-16         57         99       132        156       182       203       220       234      243       247      256      267 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20      3.963      3.972     3.982      3.993     4.004     4.016     4.029     4.043    4.059     4.076    4.118    4.172 Yield
99-20         53         94       127        150       174       194       209       222      230       231      236      241 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24       3.93      3.929     3.929      3.928     3.927     3.926     3.924     3.923    3.922      3.92    3.917    3.912 Yield
99-24         50         90       121        143       166       185       199       210      216       216      216      215 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28      3.898      3.887     3.875      3.863     3.849     3.835      3.82     3.803    3.785     3.765    3.716    3.652 Yield
99-28         47         86       116        137       159       176       188       198      202       200      195      189 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00     3.865      3.844     3.822      3.798     3.772     3.745     3.715     3.683    3.649      3.61    3.516    3.394 Yield
100-00        44         82       110        130       151       167       178       186      189       185      175      163 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04     3.833      3.801     3.768      3.733     3.695     3.654     3.611     3.564    3.513     3.455    3.316    3.135 Yield
100-04        40         77       105        124       143       158       167       174      175       169      155      137 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08       3.8      3.759     3.715      3.668     3.618     3.564     3.507     3.445    3.377       3.3    3.117    2.878 Yield
100-08        37         73       100        117       136       149       157       162      162       154      136      112 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12     3.768      3.716     3.662      3.604     3.541     3.474     3.403     3.326    3.241     3.146    2.918    2.621 Yield
100-12        34         69        94        111       128       140       147       151      148       139      116       86 Spread
         ----------------------------------------------------------------------------------------------------------------------
100-16     3.735      3.674     3.609      3.539     3.465     3.385     3.299     3.207    3.106     2.992     2.72    2.365 Yield
100-16        31         65        89        105       120       131       136       139      134       123       96       60 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20     3.703      3.632     3.556      3.475     3.388     3.295     3.196     3.088    2.971     2.839    2.522    2.109 Yield
100-20        27         60        84         98       113       122       126       127      121       108       76       35 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL        4.232      3.164     2.493      2.034       1.7     1.444     1.245     1.082    0.947     0.831    0.642    0.494
Principal  Aug06-     Aug05-    Jan05-     Aug04-    Apr04-    Jan04-    Nov03-    Sep03-   Aug03-    Jun03-   Apr03-    Mar03-
Window     Mar07      Feb06     May05      Nov04     Jul04     Apr04     Jan04     Nov03    Sep03     Aug03    May03     Mar03

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0209 P/Y -- Class: A2D

Balance    $  333,705,000.00        Delay                24       Coupon   if curmonth le 55 then 2.488 else LIBOR_1YR + 1.25
Coupon                 4.755        Dated            9/1/02
Settle               9/27/02        First Payment  10/25/02

          ---------------------------------------------------------------------------------------------------------------------
Price      15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,  60 CPR,   70 CPR,   80 CPR,
           Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)
          ---------------------------------------------------------------------------------------------------------------------
100-12      4.127     4.281     4.395     4.476     4.529     4.549     4.512      4.47     4.424    4.371     4.247    4.081 Yield
100-12        -30        21        67       104       135       158       175       187       198      211       226      232 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16      4.109     4.258     4.367     4.443      4.49     4.504     4.459      4.41     4.356    4.293     4.147    3.951 Yield
100-16        -32        19        64       101       131       154       170       181       191      203       216      219 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20      4.091     4.235      4.34      4.41     4.451     4.458     4.407     4.351     4.289    4.216     4.048    3.822 Yield
100-20        -34        17        61        97       127       149       164       175       184      195       206      206 Spread
          --------------------------------------------------------------------------------------------------------------------
100-24      4.073     4.213     4.312     4.376     4.412     4.413     4.355     4.291     4.221    4.138     3.948    3.693 Yield
100-24        -36        15        59        94       123       145       159       169       177      187       196      193 Spread
          --------------------------------------------------------------------------------------------------------------------
100-28      4.055      4.19     4.284     4.343     4.373     4.368     4.303     4.232     4.153    4.061     3.849    3.564 Yield
100-28        -38        12        56        91       119       140       154       164       171      180       187      180 Spread
          --------------------------------------------------------------------------------------------------------------------
101-00      4.037     4.168     4.257      4.31     4.335     4.323     4.251     4.173     4.086    3.984      3.75    3.436 Yield
101-00        -39        10        53        87       115       136       149       158       164      172       177      167 Spread
          --------------------------------------------------------------------------------------------------------------------
101-04       4.02     4.145     4.229     4.278     4.296     4.277       4.2     4.113     4.019    3.907     3.651    3.308 Yield
101-04        -41         8        50        84       111       131       144       152       157      164       167      155 Spread
          --------------------------------------------------------------------------------------------------------------------
101-08      4.002     4.123     4.202     4.245     4.257     4.232     4.148     4.054     3.951    3.831     3.553     3.18 Yield
101-08        -43         6        48        81       108       127       138       146       150      157       157      142 Spread
          --------------------------------------------------------------------------------------------------------------------
101-12      3.984       4.1     4.174     4.212     4.219     4.188     4.096     3.995     3.884    3.754     3.454    3.052 Yield
101-12        -45         3        45        78       104       122       133       140       144      149       147      129 Spread
          --------------------------------------------------------------------------------------------------------------------
101-16      3.966     4.078     4.147     4.179      4.18     4.143     4.045     3.937     3.817    3.678     3.356    2.925 Yield
101-16        -46         1        42        74       100       118       128       134       137      141       137      116 Spread
          --------------------------------------------------------------------------------------------------------------------
101-20      3.949     4.055      4.12     4.147     4.142     4.098     3.993     3.878     3.751    3.601     3.258    2.798 Yield
101-20        -48        -1        39        71        96       113       123       128       130      134       127      104 Spread
          --------------------------------------------------------------------------------------------------------------------
WAL         8.641     6.568     5.208     4.258     3.557     3.007      2.59     2.246     1.959    1.704     1.311    1.001
Principal   Mar07-    Feb06-    May05-    Nov04-    Jul04-    Apr04-    Jan04-    Nov03-    Sep03-   Aug03-    May03-    Mar03-
Window      Feb15     Mar12     Apr10     Dec08     Dec07     Feb07     Jul06     Jan06     Aug05    Mar05     Aug04     Mar04

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.
